May 10, 1999

     Securities and Exchange Commission
     Judiciary Plaza
     450 Fifth Street, N.W.
     Washington, D.C.  20549

     Re: United PanAm Mortgage Loan Trust 1999-1 Asset-Backed Certificates, Series 1999-1; File No. 333-67329.

     Ladies and Gentlemen:

     Enclosed herewith for filing on behalf of the trust fund (the
     "Trust") created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Pooling and Servicing Agreement") among Financial Asset Securities Corp., as depositor (the "Depositor"), Pan American Bank, FSB, as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company, as trustee (the "Trustee").

     The United PanAm Mortgage Loan Asset Backed Certificates, Series 1999-1 will issue the Class A-1 and Class A-2 Certificates (together, the "Class A Certificates" or the "Offered Certificates"), the Class X Certificate, the Class P Certificate and the Class R Certificates (the "Residual Certificates"). The Class A Certificates, the Class X Certificate, the Class P Certificates and the Residual Certificates are collectively referred to in the Prospectus Supplement dated December 4, 1998 as the "Certificates." Only the Offered Certificates are offered hereby.

     The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No.
     333-67329). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

     The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of
     Part II of Form 10-Q.

     The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

     Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
     Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
     Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

     The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

     Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


     Sincerely,
     /s/ Judy L. Gomez
     Assistant Vice President
     Bankers Trust Company
     S.E.C. Reporting Agent for United PanAm Mortgage Loan Trust 1999-1 Asset-Backed Certificates, Series 1999-1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  April 26, 1999


                             FINANCIAL ASSET SECURITIES CORP.,
           as Depositor, United PanAm Mortgage Corporation, as Seller, Pan American Bank, FSB, as Seller and Master Servicer, and Bankers Trust Company, as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of March 1, 1999, providing for the issuance of the United PanAm Mortgage Loan Trust 1999-1 Asset-Backed Certificates, Series 1999-1.


           United PanAm Mortgage Loan Asset-Backed Certificates, Series 1999-1
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                333-67329                             06-1442101
          (Commission File Number)        (I.R.S. Employer Identification No.)


           600 STEAMBOAT ROAD
           GREENWICH, CONNECTICUT                      06830
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (203) 622-2700


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of April 26, 1999.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1999.


          Date:  May 10, 1999           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of April 26, 1999.




United PanAm Mortgage Loan
Asset Backed Certificates
Series 1999-1

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   37,221,323.71  37,221,323.71     209,990.30   1,151,812.50   1,
>361,802.80           0.00           0.00  36,069,511.21
          A-2  187,778,676.83 187,778,676.83   1,264,480.75   1,400,117.24   2,
>664,597.99           0.00           0.00 186,378,559.59
          X              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          P            100.00         100.00           0.00           0.00
>      0.00           0.00           0.00         100.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         225,000,100.54 225,000,100.54   1,474,471.05   2,551,929.74   4,
>026,400.79           0.00           0.00 222,448,170.80

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1                   1,000.000000       5.641667      30.944963
> 36.586630     969.055037       6.770000%      6.770000%
          A-2                   1,000.000000       6.733889       7.456210
> 14.190099     992.543790       5.270000%      5.232500%
          X                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          P                     1,000.000000       0.000000       0.000000
>  0.000000   1,000.000000       0.000000%      0.000000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       United PanAm Mortgage Corporation            ADMI
>NISTRATOR:                Andrea Davidson
SERVICER:                     Pan American Bank, FSB.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman ASB Corporation
>                           3 Park Plaza
RECORD DATE:                  March 31, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:            April 26, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 3
>                            (c) COPYRIGHT 1999 Bankers Trust Company
United PanAm Mortgage Loan
Asset Backed Certificates
 Series 1999-1

Statement  To  Certificateholders


Distribution Date:            April 26, 1999

SERVICING FEES PAID FOR THE CURRENT PERIOD:
>                               66,261.67
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:
>                               14,100.81
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:
>                                              80,362.48

CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL
>                                              14,701.60
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST
>                                             314,152.50

DELINQUENT LOAN                                                  30-59
>60-89.          91 +
INFORMATION:                                                     DAYS
> DAYS           DAYS                          TOTAL
PRINCIPAL BALANCE                                             5,687,220.69
>482,620.45           0.00                  6,169,841.14
NUMBER OF LOANS                                                         50
>         5              0                             55
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00                          0.00
NUMBER OF LOANS                                                          0
>         0              0                              0
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00                          0.00
NUMBER OF LOANS                                                          0
>         0              0                              0
REO LOAN INFORMATION:
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00                          0.00
NUMBER OF LOANS                                                          0
>         0              0                              0
* Note: Totals in Foreclosure and REO Loans include all loans that are less th >an 30 days delinquent
BOOK VALUE OF REO LOANS
>                                                   0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:
>                                               1,831.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:
>                                               1,820.00

WEIGHTED AVERAGE MONTHS TO MATURITY:
>                                                 344.00
WEIGHTED AVERAGE MORTGAGE RATE:
>                                                 9.6031%

PREMIUM AMOUNT PAID TO THE CERTIFICATE INSURER
>                                              35,625.00

CLASS A-1 OVERCOLLATERALIZED AMOUNT
>                                            (803,450.08)
CLASS A-1 OVERCOLLATERALIZATION RELEASE AMOUNT
>                                                   0.00
CLASS A-1 OVERCOLLATERALIZATION DEFICIENCY AMOUNT
>                                           1,987,030.97
CLASS A-1 OVERCOLLATERALIZATION TARGET AMOUNT
>                                           1,183,580.89
GROUP I GENERAL EXCESS AVAILABLE AMOUNT
>                                              85,705.40

CLASS A-2 OVERCOLLATERALIZED AMOUNT
>                                             803,449.54
CLASS A-2 OVERCOLLATERALIZATION RELEASE AMOUNT
>                                                   0.00
CLASS A-2 OVERCOLLATERALIZATION DEFICIENCY AMOUNT
>                                           6,739,835.51
CLASS A-2 OVERCOLLATERALIZATION TARGET AMOUNT
>                                           7,543,285.05
GROUP II GENERAL EXCESS AVAILABLE AMOUNT
>                                             585,605.35

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:
>                                                   0.00

EXTRAORDINARY TRUST FUND EXPENSES
>                                                   0.00

GROUP II AVAILABLE FUNDS CAP CARRYOVER AMOUNT
>                                                   0.00

                                                                Page 2 of 3
>                            (c) COPYRIGHT 1999 Bankers Trust Company
United PanAm Mortgage Loan
Asset Backed Certificates
 Series 1999-1

Statement  To  Certificateholders


Distribution Date:            April 26, 1999

STEP DOWN CUMULATIVE LOSS TEST
>                                                     NO
STEP DOWN ROLLING DELIQUENCY TEST
>                                                    YES
STEP DOWN ROLLING LOSS TEST
>                                                    YES
STEP UP CUMULATIVE LOSS TEST
>                                                     NO
STEP UP ROLLING DELINQUENCY TEST
>                                                     NO
STEP UP ROLLING LOSS TEST
>                                                     NO
STEP UP SPREAD SQUEEZE TEST
>                                                     NO
DELINQUENCY PERCENTAGE
>                                                   0.22%
ANNUAL LOSS PERCENTAGE
>                                                   0.00%

DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                                                                 Book
>           Stated Principal              Date Property
 Loan Number                                                     Value
>           Principal Balance               Became REO


TOTAL                                                                 0.00
>                     0.00

GROUP I ENDING PRINCIPAL BALANCE
>                                          35,937,371.88
GROUP II ENDING PRINCIPAL BALANCE
>                                         187,182,009.13

PRINCIPAL PREPAYMENTS
>                                           1,729,436.11

GROUP I AVAILABLE FUNDS
>                                             782,090.83
GROUP II AVAILABLE FUNDS
>                                           3,279,934.96

PREPAYMENT PREMIUMS
>                                                   0.00

X-1 COMPONENT DISTRIBUTABLE AMOUNT
>                                              66,996.63
X-1 COMPONENT DISTRIBUTABLE AMOUNT PAID
>                                                   0.00
X-1 COMPONENT DISTRIBUTABLE AMOUNT UNPAID (INCL PRIOR)
>                                              66,996.63

X-2 COMPONENT DISTRIBUTABLE AMOUNT
>                                             471,408.51
X-2 COMPONENT DISTRIBUTABLE AMOUNT PAID
>                                                   0.00
X-2 COMPONENT DISTRIBUTABLE AMOUNT UNPAID (INCL PRIOR)
>                                             471,408.51

                                                                Page 3 of 3
>                            (c) COPYRIGHT 1999 Bankers Trust Company